Exhibit 10.1

EXECUTION VERSION

THIRD Amendment TO

right of first offer agreement

This THIRD Amendment TO right of first offer agreement, dated as of December 6, 2019 (this “Amendment”), amends the Right of First Offer Agreement, dated as of August 31, 2018, and as subsequently amended on February 14, 2019 and August 1, 2019 (the “Agreement”), by and between CLEARWAY ENERGY GROUP LLC, a Delaware limited liability company (f/k/a Zephyr Renewables LLC) (“Zephyr”), CLEARWAY ENERGY, INC., a Delaware corporation (f/k/a NRG Yield, Inc.) (“Yield”), and GIP III Zephyr Acquisition Partners, L.P., a Delaware limited partnership (“Zephyr Parent”). Zephyr, Zephyr Parent and Yield are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

WHEREAS, the Parties have agreed to amend the Agreement as described herein.

NOW THEREFORE, the Parties hereto, intending to be legally bound by this Amendment, agree as follows:

Section 1.01.         Amendments to the Agreement. Section 2.4(a) of the Agreement is hereby amended by adding the following at the end of the second sentence thereof:

, less (d) the outstanding principal amount of any indebtedness of any Person acquired by Yield pursuant to the exercise of the Carlsbad Purchase Option (excluding the aggregate principal amount of the indebtedness under the Credit Agreement and the Note Purchase Agreement (as each are defined in the Carlsbad Drop Down PSA)), plus (e) the balance at the time of exercise of the Carlsbad Purchase Option, assuming straight-line amortization through the date of maturity of such indebtedness, of all fees, costs and expenses incurred in connection with the incurrence of any such indebtedness (including, but not limited to, all upfront bank or placement fees, outside legal fees, independent engineer fees and insurance consultant fees, but excluding interest), plus (f) the aggregate amount of all fees and cost reimbursements incurred by GIP III Zephyr Carlsbad Holdings, LLC pursuant to Article 7 of that certain Master Services Agreement, dated July 1, 2019, by and between Clearway Energy Operating LLC and GIP III Zephyr Carlsbad Holdings, LLC.

Section 1.02.         Effectiveness of this Amendment. This Amendment is effective as of the first date set forth above.

Section 1.03.         No Other Changes. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Agreement remain unaltered and in full force and effect. The Agreement and this Amendment shall be read and construed as one agreement.

Section 1.04.        Facsimile; Counterparts. Each Party may deliver executed signature pages to this Amendment by facsimile or electronic transmission to the other Parties, which facsimile or electronic copy shall be deemed to be an original executed signature page. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the Parties had signed the same signature page.

Section 1.05.         Governing Law. Section 5.7 of the Agreement shall apply, mutatis mutandis, to this Amendment.

Section 1.06.         Severability. If any term or provision of this Amendment is held to be or rendered invalid or unenforceable at any time in any jurisdiction, such term or provision shall not affect the validity or enforceability of any other terms or provisions of this Amendment, or the validity or enforceability of such affected terms or provisions at any other time or in any other jurisdiction.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CLEARWAY ENERGY GROUP LLC

By:	/s/ Chad Plotkin

Name:	Chad Plotkin
Title:	Chief Financial Officer

CLEARWAY ENERGY, INC.

By:	/s/ Chad Plotkin

Name:	Chad Plotkin
Title:	Chief Financial Officer

GIP III ZEPHYR ACQUISITION PARTNERS, L.P.

By:	Global Infrastructure GP III, L.P., its general partner

By:	Global Infrastructure Investors III, LLC, its general partner.

By:	/s/ Jonathan Bram

Name:	Jonathan Bram
Title:	President